Exhibit 10.32

PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS, WHICH ARE MARKED BY ASTERISKS (“***”).

FIRST AMENDMENT TO

 VISA PROMOTIONAL AGREEMENT

This First Amendment to Visa Promotional Agreement (“First Amendment”) is effective as of October 14, 2012 (“First Amendment Effective Date”) and is by and between Visa U.S.A. Inc., with its principal place of business at 900 Metro Center Boulevard, Foster City, California 94404 (mailing address P.O. Box 8999, San Francisco, CA 94128-8999) ("Visa") and USA Technologies, Inc., with its principal place of business at 100 Deerfield Lane, Suite 140, Malvern, PA 19355  (“Merchant”).

BACKGROUND

A. Visa and Merchant (individually a “Party” and collectively the “Parties”) previously entered into a Visa Promotional Agreement which was fully executed as of October 12, 2011 (“Agreement”).
B.      The Parties wish to amend the Agreement as set forth herein.
C.      Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

AGREEMENT

In furtherance of the foregoing, and in consideration of the mutual covenants and conditions set forth below, both Parties agree as follows.

1.	The “Term of Agreement” provision on the cover page of the agreement is hereby deleted in its entirety and replaced with the following:

“Unless this agreement is terminated earlier in accordance with Section 5 of Schedule A, its term will begin on the Effective Date and expire on October 31, 2013 (“Initial Term”).  Thereafter, the agreement will automatically renew for an additional period beginning from November 1, 2013 and ending on October 31, 2014 (“Renewal Term” and collectively, with the Initial Term, the “Term”), unless (i) a Party provides the other Party with at least sixty (60) days advance written notice of its intent to not to renew the Agreement for the Renewal Term or (ii) this agreement is terminated earlier in accordance with Section 5 of Schedule A.”

2.	The following definitions are hereby added to Section 1 (Definitions) of Schedule A of the Agreement as follows:

PROPRIETARY AND CONFIDENTIAL

“Incentive Quarter” refers to any three-month period during the Term, starting with the three-month period that begins on October 1, 2011 and each successive three-month period during the Term.

“Interchange Transaction Fee” refers to any fee established, charged, or received by a payment card network and paid by a Non-Visa Acquirer for the purpose of compensating an issuer for its involvement in an electronic debit or credit transaction.

“Non-Visa Acquirer” refers to the entity with which Merchant has entered into an agreement for the acceptance of Other Debit Cards.

“Other Debit Cards” refers to a Debit Card that is branded with a name or trademark not owned by Visa.

“Visa Credit Sales Volume” refers to the U.S. dollar amount of Visa Credit Transactions, net of credits and chargebacks and excluding Cash Transactions.

“Visa Debit-Routed Sales Volume” refers to the U.S. dollar amount of Visa Debit-Routed Transactions, net of credits and chargebacks and excluding Cash Transactions.”

3.	A new Section 5(e) is hereby added to Section 5 of Schedule A of the Agreement as follows:

“(e)  Additional Termination Right related to certain Specific Events.  Visa has the right to terminate the agreement at any time during the Term by providing notice to Merchant in the event that Visa determines, based on VisaNet records, that either or both of the following events occurred:

(i)
The transaction amount of *** of the total combined Visa *** Transactions and Visa *** Transactions originated at the Merchant Locations during any three-month period during the Term, commencing with the three-month period that starts on October 1, 2012 and ends on December 31, 2012, is $*** United States dollars *** (such event a “*** Event”); or

(ii)
The result of *** the aggregate amount of the total combined Visa *** Volume and Visa *** generated at all of the Merchant Locations during any three-month period during the Term, commencing with the three-month period that starts on October 1, 2012 and ends on December 31, 2012, *** the total number of Visa *** Transactions and Visa *** Transactions generated during that same three-month period at the Merchant Locations *** than $*** United States dollars (such event a “*** Event”).”

4.	Section 1.A(i) of Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

PROPRIETARY AND CONFIDENTIAL

“Effective the earlier of October 14, 2011 or upon the  Acquiring Member systems being ready to process transactions with the Visa Promotional IRF’s, and continuing through the end of the Term Visa shall make available to the Acquiring Member the following Visa promotional IRF’s (collectively, the “Visa Promotional IRF’s”) for each of the following face-to-face and CPS-qualified transactions (per the Visa Operating Regulations) originated at the Merchant Locations: *** (capped at $0.22 per transaction) (“Visa Debit Regulated Promotional IRF”) for each Visa Debit-Routed Transaction that is a Regulated Debit Card Transaction (“Eligible Visa Debit Regulated Transaction”)***”

5.	Section 1.A(ii) of Schedule B of the Agreement is hereby deleted in its entirety and restated with the following:

“(ii)          Reserved.”

6.	Section 1.B of Schedule B of the Agreement is hereby deleted in its entirety and restated with the following:

“If: (i) Merchant discontinues acceptance, in whole or in part, of any or all Visa Cards (including, without limitation transactions initiated with contactless Visa Cards) at any Merchant Location at any time during the Term, as required in Section 1 of Schedule C; (ii) there is a *** at any time during the Term; (iii) a *** Event occurs; or (iv) a *** Event occurs, then Visa will, upon 45 calendar days written notice to Merchant, stop making available systematically the ***, the Visa Debit Regulated Promotional IRF*** to the Acquiring Member for the ***, the Eligible Visa Debit Regulated Transactions***, respectively, that originated at the Merchant Locations.”

7.	The third and fourth paragraphs in Section 2 of Schedule C of the Agreement are hereby deleted in their entirety and restated with the following:

“Within forty-five (45) calendar days of the end of each Incentive Quarter, starting with the Incentive Quarter that begins on October 1, 2012, an officer of Merchant must execute and provide Visa on Merchant letterhead with the certification attached to this agreement as Rider 1 (the “Quarterly Merchant Certification”).”

*** refers to the *** assessed by *** to the pertinent *** for each *** generated with *** at the Merchant Locations during such Incentive Quarter and that was authorized, cleared, and settled by that ***.  Financial consideration, financial incentives, financial marketing support, or other financial support or arrangement that Merchant may receive from *** or any other entity may not be used or considered, in whole or in part, when calculating ***.”

PROPRIETARY AND CONFIDENTIAL

8.	Rider 1, attached hereto as Attachment A, is hereby added to the Agreement at the end of the Agreement.

9.
General.  Except as specifically amended herein, the terms of the Agreement shall remain in full force and effect.  In the case of a conflict between this First Amendment and the Agreement, the terms of this First Amendment shall govern.  The Agreement, as amended by this First Amendment, may not be further amended or waived except by a written instrument signed by the Parties.  This First Amendment may be executed in one or more counterparts, each of which, taken together, shall constitute but one original document.  This First Amendment may also be signed and transmitted by facsimile or electronic mail, with such signature to be treated as an original and the document transmitted to be considered to have the same binding effect as an original signature on an original document.  At the request of either party, any facsimile document or document produced via electronic mail will be re-executed in original form by the parties who signed this First Amendment.

IN WITNESS WHEREOF, each of the Parties has caused this First Amendment to be executed by its duly authorized representatives:

Visa U.S.A. Inc.	USA Technologies, Inc.
By: /s/ ***	By: /s/ Stephen P. Herbert
Name: ***	Name: Stephen P. Herbert
Title: ***	Title: Chairman and Chief Executive Officer
Date: 10/8/2012	Date: 9/28/2012

PROPRIETARY AND CONFIDENTIAL

ATTACHMENT A

Rider 1

to

Visa Promotional Agreement

between

Visa U.S.A. Inc. and USA Technologies, Inc.

effective as of [●] (“Agreement”)

The language above in the header of this Rider 1 is only for purposes of identifying this document in the context of the agreement.  When this form of certification is provided to Visa it should include only the language that is below this paragraph.  This Rider 1 is to be submitted within forty-five calendar days of the end of the applicable Incentive Quarter.

Quarterly Merchant Certificate

*   *   *

USA Technologies Inc. (“Merchant”) confirms and certifies that, in respect of the three-month period that started on [date] and concluded on [date] (the “Relevant Quarter”), all of the assertions in (1) and (6) below are true, accurate, and complete:

(1)	During the Relevant Quarter, the rate of the *** was *** the rate of the Visa Debit Regulated Promotional IRF;

(2)	When calculating the ***, Merchant only considered the *** assessed by *** to the pertinent *** for each Regulated *** generated with *** at the Merchant Locations;

(3)	The transaction amount of *** of the Visa *** and Visa *** originated at the Merchant Locations during the Relevant Quarter is $*** United States dollars ***;

(4)
The result of *** the aggregate amount of the Visa *** Volume and Visa *** generated at all of the Merchant Locations during the Relevant Quarter *** the total number of Visa *** and Visa *** generated during the Relevant Quarter at the  Merchant Locations *** than $*** United States dollars;

PROPRIETARY AND CONFIDENTIAL

(5)	During the Relevant Quarter, all of the Merchant Locations accepted any and all Visa Cards; and

(6)	All of the Merchant Locations are located in the Territory.

Acknowledgment and Agreement

Merchant acknowledges and agrees that the *** at all of the Merchant Locations, as of the Effective Date and continuing throughout the Term, is a material inducement to Visa offering and maintaining to the Acquiring Member the Visa Promotional IRF’s, and that Visa may not offer and maintain the Visa Promotional IRF’s if at any time during the Term there is *** at any of the Merchant Locations.

Definitions

Capitalized terms that are not defined in this Rider 1 have the meaning ascribed to them in the Agreement.

I certify that I am responsible for preparing this certification on behalf of Merchant and that Merchant used commercially reasonable diligence in determining the information necessary to make the assertions and certifications contained in this document in accordance with Merchant’s records and that to the best of my knowledge those assertions and certifications are true, accurate, and complete.

By:

Name:

Title:

(Must be an officer of USA Technologies, Inc.)
Date:

PROPRIETARY AND CONFIDENTIAL